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                                                        EXHIBIT 10(a)

                      AMENDMENT 1996-1 TO THE
             PENSION PLAN OF RHONE-POULENC RORER INC.

     WHEREAS, Rhone-Poulenc Rorer Inc. (the "Company") maintains the Pension Plan of Rhone-Poulenc Rorer Inc. (the "Plan") for the benefit of its employees;

     WHEREAS, the Company desires to amend the Plan to comply with the provisions of the Retirement Protection Act as enacted in the Uruguay Round Agreements Act relating to the calculation of single sum payments from the Plan;

     WHEREAS, Section 10.1 of the Plan provides that the Committee may adopt such amendments to the Plan as it shall deem necessary or appropriate to maintain compliance with current law or regulation;

     NOW, THEREFORE, it is agreed that the Plan be amended as follows, effective as of May 1, 1996.

     1.  Section II of Schedule A to the Plan, "Actuarial
     Equivalence," is hereby amended by adding thereto a new subsection (d) to read as follows:

          (d) Notwithstanding the foregoing or anything to the contrary elsewhere in the Plan, in determining the single sum payment of any benefit distributed from the Plan on an Annuity Starting Date occurring on or after May 1, 1996, the interest rate shall be the annual rate of interest on 30-year Treasury securities as specified by the Commissioner pursuant to section 417(e)(3)(A) of the Code and regulations issued thereunder for the first full calendar month preceding the first day of the Plan Year that contains the Annuity Starting Date and the mortality table shall be the mortality table prescribed by the Commissioner pursuant to section 41 7(e)(3)(A) of the Code on the date as of which the single sum payment is being determined.

The Plan, in all other respects, shall remain unchanged by this amendment.

IN WITNESS WHEREOF, and as evidence of the adoption of the amendments set forth herein, the Committee has executed this Amendment 1996-1 to the Plan, this 26th day of April, 1996.

                         ADMINISTRATIVE COMMITTEE OF THE PENSION
                         PLAN OF RHONE-POULENC RORER INC.

                         By:   /s/      Kenneth L. Emens
                              -------------------------------------